                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1


                   Distribution Date Statement: May 15, 1996



a.    Aggregate Amount of Collections                                $202,161,495.90
      Aggregate Amount of Interest Collections                        $ 3,493,601.49
      Aggregate Amount of Principal Collections                      $198,667,894.41

b.    Series Allocation Percentage                                           100.00%
      Floating Allocation Percentage                                          76.51%
      Fixed Allocation Percentage                                                N/A

c.    Total Amount Distributed on Series 1996-1                       $ 1,768,750.00

d.    Amount of Such Distribution Allocable to Principal on 1996-1            $ 0.00

e.    Amount of Such Distribution Allocable to Interest on 1996-1     $ 1,768,750.00

f.    Investor Default Amount                                                 $ 0.00

g.    Draw Amount                                                             $ 0.00

h.    Investor Charge Offs                                                    $ 0.00
      Amounts of Reimbursements                                               $ 0.00

i.    Monthly Servicing Fee                                                    1.00%

j.    Expected Controlled Distribution Amount                                 $ 0.00

k.    Invested Amount                                                $375,000,000.00

l.    Pool Factor                                                            100.00%

m.    Available Subordinated Amount                                  $ 65,051,387.17

n.    Reserve Fund Balance                                            $ 1,875,000.00

o.    Principal Funding Account Balance                                       $ 0.00
      Yield Supplement Account Balance                                $ 1,875,000.00


VW CREDIT, INC. -- SERVICER                                        PAGE 1
17-MAY-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------


TRANSACTION SUMMARY                                                                PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD
- ---------------------------                                                                              END
                                                                                  -------------------------------------------------
                                   From          To        Days
                             ----------------  -------  ---------
Current Collection Period            4/15/96   5/14/96         30  Net losses as a % of Avg.                   0.00%
                                                                   Receivables Balance
                                                                   (annualized)

Series Allocation
 Percentage                           100.00%                      PORTFOLIO AND DEALERSHIP
                                                                   STATISTICS
                                                                   ------------------------------

Initial Principal Balance    $375,000,000.00                       Used Vehicle Receivables'        $ 27,072,676.92
                                                                   Balance
Outstanding Principal
 Balance                     $375,000,000.00                       Used Vehicle Percentage                    5.210%
Initial Principal Balance
 of Receivables for
 Determination Date          $490,148,657.04                       Used Vehicle Percentage                    5.410%
                                                                   During Last Collection Period
Amount Invested in
 Receivables on Series
 Issuance Date               $375,000,000.00                       Early Amortization Event?       NO
Initial Invested Amount      $375,000,000.00                       Largest Dealer or Dealer         $ 19,080,515.08
                                                                   Affiliation Balance
Invested Amount at the
 Beginning of Period         $375,000,000.00                       Largest Dealer Percentage                  3.893%
Invested Amount              $375,000,000.00
Required Subordinated
 Amount                      $ 65,051,387.17                       Aggregate Principal Amount of    $ 13,129,401.34
                                                                   Receivables of Dealers over 2%
Excess Funded Amount         $          0.00                       Aggregate % Principal Amount               2.679%
                                                                   of Receivables of Dealers
                                                                   over 2%

Available Subordinated
 Amount (previous period)    N/A                                   SUMMARY OF COLLECTIONS
                                                                   ------------------------------
Inremental Subordinated
 Amount (previous period)    N/A
                                                                   Aggregate Amount of              $202,161,495.90
                                                                   Collections
RESERVE FUND AND YIELD                                             Aggregate Amount of Interest     $  3,493,601.49
 SUPPLEMENT ACCOUNT                                                Collections
- ---------------------------
                                                                   Investment Proceeds              $     16,204.24
Yield Supplement Account
 Initial Deposit             $  1,875,000.00                       Aggregate Amount of Principal    $198,667,894.41
                                                                   Collections
Yield Supplement Account
 Beginning Balance           $  1,875,000.00                       Asset Receivables Rate                     7.383%
Yield Supplement Account
 Required Amount             $  1,875,000.00                       Use Asset Receivables Rate?     NO
                                                                   Carryover Amount (this          N/A
                                                                   Distribution Date)
Reserve Fund Initial
 Deposit                     $  1,875,000.00                       Total Carryover Amount          N/A
Reserve Fund Required
 Amount                      $  1,875,000.00
Reserve Fund Beginning
 Balance                     $  1,875,000.00                       PAYMENT RATE INFORMATION
                                                                   ------------------------------

Outstanding Carryover
 Amount - Beginning Balance  $          0.00                       Monthly Payment Rate                       39.35%
Yield Supplement Account
 Draw Amount                 $          0.00                       Previous Collection Period                 35.19%
                                                                   Monthly Payment Rate
Outstanding Carryover
 Amount - Ending Balance     $          0.00                       Monthly Payment Rate 3 months   N/A
                                                                   ago
Yield Supplement Account
 Balance - Ending Balance    $  1,875,000.00                       3-month Average Payment Rate               37.27%
Yield Supplement Account
 Required Deposit Amount     $          0.00                       12-month Minimum Payment Rate              35.19%
                                                                   Early Amortization Event?       NO
Reserve Fund Draw Amount     $          0.00
Reserve Fund Ending Balance  $  1,875,000.00                       ACCUMULATION PERIOD/EARLY
                                                                   AMORTIZATION PERIOD
                                                                   ------------------------------
Reserve Fund Required
 Deposit Amount              $          0.00
                                                                   Extend Revolving Period?        YES
1-month LIBOR Rate
 (annualized)                      5.5000000%                      Last Day of Revolving Period    N/A
Certificate Coupon
 (annualized)                      5.6600000%                      Invested Amount as of Last      N/A
                                                                   Day of Revolving Period
Prime Rate (annualized)            8.2500000%                      Accumulation Period Length      N/A
                                                                   (months)
Servicing Fee Rate
 (annualized)                          1.000%                      First Accumulation Date         TO BE DETERMINED
Excess Spread                      1.9700000%                      Expected Final Payment Date     N/A
                                                                   Required Participation                      4.00%
                                                                   Percentage
TRUST PRINCIPAL RECEIVABLES                                        Principal Funding Account        $          0.00
- ---------------------------                                        Balance
                                                                   Principal Payment Amount         $          0.00
Pool Balance at the
 Beginning of Period         $490,148,657.04                       Controlled Deposit Amount        $          0.00
Pool Balance at the Ending
 of Period                   $519,675,115.59
Average Aggregate
 Principal Balance           $504,911,886.32                       TOTAL AMOUNT DISTRIBUTED ON
                                                                   SERIES 1996-1
                                                                   ------------------------------

Aggregate Principal
 Collections                 $198,667,894.41                       CERTIFICATEHOLDERS
                                                                   ------------------------------
New Principal Receivables    $228,783,900.26                       i.    Monthly Interest Distribution  $1,768,750.00
Receivables Added for
 Additional Accounts         $          0.00                       ii.   Monthly Servicing Fee
                                                                          Distribution                   $ 312,500.00
Investor Default Amount      $          0.00                       iii.  Reserve Fund Deposit
                                                                          Amount Distribution                    0.00
Net Losses                   $          0.00                       iv.   Investor Default Amount
                                                                          Distribution                   $       0.00
Monthly Interest Accrued,
 but not Paid                $          0.00                       v.     Outstanding Carryover
                                                                           Amount Distribution           $       0.00
Ineligible Receivables       $          0.00                       vi.    Yield Supplement Account
                                                                           Deposit Amount Distribution   $       0.00
                                                                                                         ------------
Ineligible Receivables in                                          Excess Servicing                      $ 591,613.71
 Prior Collection Period     $          0.00
Defaulted Receivables in                                           Excess Servicing (Previous
 Ineligible and Overconc.                                          Period)                              $1,142,771.46
 Accounts                    $          0.00


MISCELLANEOUS DATA                                                 DEFICIENCY AMOUNT
- ---------------------------                                        ---------------------------
Recoveries on Receivables
 Written Off                 $          0.00
Spread Over Prime for
 Portfolio                              0.38%                      Deficiency Amount                $           0.0
Weighted Average Interest
 Rate                                   8.63%                      Draw Amount                      $           0.0


VW CREDIT, INC. -- SERVICER                                     PAGE 2
17-MAY-96
VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

SUMMARY
- -------


              COLLECTIONS     ACCRUAL   DISTRIBUTION
              -----------     -------   ------------
From:          15-Apr-96
To:            14-May-96
Days:                 29

LIBOR RATE    5.5000000%
(1 month)

SERIES #       1  Active
VCI RATING:       N/A


TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
- --------------------------------------------------

             SERIES                       EXCESS          REQUIRED     REQUIRED   OUTSTANDING
SERIES       SERIES      ALLOCATION      INVESTED       SUBORDINATED    FUNDED   PARTICIPATION   PARTICIPATION     CERTIFICATE
NUMBER        NAME       PERCENTAGE       AMOUNT           AMOUNT       AMOUNT     PERCENTAGE        AMOUNT          BALANCE
- --------  -------------  -----------  ---------------  --------------  --------  --------------  --------------  ---------------

          Trust                       $375,000,000.00  $65,051,387.17     $0.00       N/A        $15,000,000.00
1         Series 1996-1      100.00%  $375,000,000.00  $65,051,387.17     $0.00      4.00%       $15,000,000.00  $375,000,000.00


VW CREDIT, INC. -- SERVICER                                            PAGE 3
17-MAY-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------



INITIAL AMOUNTS                                                EXCESS SPREAD
- ---------------                                                -------------
                                                               CALCULATION
                                                               -----------    -

Initial Invested Amount                       $375,000,000.00   Weighted Average Rate Charged to Dealers     8.63%
Invested Amount                               $375,000,000.00   LIBOR                                        5.50%
Controlled Accumulation Amount                $          0.00   Certificate Rate (LIBOR+16 b.p.)             5.66%
Required Subordinated Amount                  $ 65,051,387.17   Servicing Fee Rate                           1.00%
Annualized Servicing Fee Rate                            1.00%  Investor Net Losses                          0.00%
                                                                                                   --------------
First Controlled Accumulation Date           TO BE DETERMINED   Excess Spread                                1.97%
Accumulation Period Length (months)          N/A
Expected Final Payment Date                  N/A
Initial Settlement Date                      28-Mar-96
Required Participation Percentage                        4.00%
Subordinated Percentage                                 14.29%


SERIES 1996-1 MONTHLY REPORTING
- -------------------------------------------
                                                                REQUIRED                           EXCESS
                                             SERIES 1996-1      INVESTED                           SUBORDINATED     FUNDING
PRINCIPAL RECEIVABLES                        TOTAL              AMOUNT                             AMOUNT           AMOUNT
- -------------------------------------------  ----------------   --------------------------------   --------------   -------

Series Allocation Percentage                           100.00%
Beginning Balance                             $375,000,000.00                    $375,000,000.00   $65,051,387.17     $0.00
  Floating Allocation Percentage                        76.51%                            76.51%
  Fixed Allocation Percentage                N/A

Principal Collections                         $198,667,894.41                    $198,667,894.41   N.A.             N.A.
New Principal Receivables                     $228,783,900.26                    $228,783,900.26   N.A.             N.A.
Principal Default Amounts                     $          0.00                    $          0.00   N.A.             N.A.
Receivables Added for Additional Accounts     $          0.00                    $          0.00   N.A.             N.A.
Controlled Deposit Amount                     $          0.00                                N/A   N.A.             N.A.
Principal Allocation Percentage
"Pool Factor"                                    100.00000000%

Ending Balance                                $375,000,000.00                    $375,000,000.00   $64,399,128.65     $0.00
  Floating Allocation Percentage                        72.16%                            72.16%


NON-PRINCIPAL RECEIVABLES
- -------------------------------------------

Interest Collections                          $  2,672,863.71
Recoveries on Receivables Written Off                                            $          0.00
Investment Income                             $     16,204.24


VW CREDIT, INC. --
SERVICER                                                               PAGE 4
17-MAY-96

VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

SERVICING CERTIFICATE
- ---------------------



SUBORDINATED AMOUNT & RESERVE FUND                CURRENT      PREVIOUS
- ---------------------------------------------  --------------  --------

Available Subordination Amount (Previous)                 N/A     N/A
  Required Subordination Draw Amount                   $ 0.00     N/A
  Reserve Fund Funds to Inv. Default Amount            $ 0.00     N/A
  Excess Servicing (Previous Period)           $ 1,142,771.46     N/A
                                               --------------
(a) Available Subordinated Amount?                        N/A     N/A

(b) Available Subordinated Amount?                        N/A     N/A

Available Subordinated Amount                  $65,051,387.17     N/A

Incremental Subordinated Amount                $10,827,700.08     N/A
  Overconcentration Amount                     $13,129,401.34     N/A

Beginning Reserve Fund Balance                 $ 1,875,000.00     N/A
Reserve Fund Required Balance                  $ 1,875,000.00     N/A
Reserve Fund Draw                                      $ 0.00     N/A
Reserve Fund Required Deposit                          $ 0.00     N/A
Reserve Fund Deposit Amount                            $ 0.00     N/A
Reserve Fund Release                                   $ 0.00     N/A
Ending Reserve Fund Balance                    $ 1,875,000.00     N/A

REQUIRED INTEREST DISTRIBUTIONS
- ---------------------------------------------

Available Interest Collections                 $ 3,493,601.49     N/A
  Certificateholder Interest Collections       $ 2,672,863.71     N/A
  Subordinate Interest Collections               $ 463,662.65     N/A
Investment Income                                 $ 16,204.24     N/A
Reserve Fund Balance                           $ 1,875,000.00     N/A
                                               --------------
Total Interest  Available                      $ 5,027,730.60     N/A

Interest Shortfall                                     $ 0.00     N/A
Additional Interest                                    $ 0.00     N/A
Carry-over Amount                                      $ 0.00     N/A
Carry-over Shortfall                                   $ 0.00     N/A
Additional Carry-over Shortfall                        $ 0.00     N/A

Monthly Servicing Fee                            $ 420,759.91     N/A
Investor Monthly Servicing Fee                   $ 312,500.00     N/A